Exhibit 10(E)

AMENDMENT NO. 1, dated as of August 22, 2001 (this “Agreement”), by and among TARGET RECEIVABLES CORPORATION, a Minnesota corporation, as Transferor, RETAILERS NATIONAL BANK, a national banking organization organized and existing under the laws of the United States of America, as Servicer, and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly known as NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION), a national banking association, as Trustee, to the AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT, dated as of April 28, 2000 (the “Pooling and Servicing Agreement”), by and among the Transferor, the Servicer and the Trustee.

W I T N E S S E T H:

WHEREAS, the Transferor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agreement pursuant to Section 13.1(a) therein in order to provide for the terms contained herein.

WHEREAS, the Transferor desires to amend the Pooling and Servicing Agreement as set forth below.

Therefore, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Investor Certificateholders:

ARTICLE I

DEFINITIONS

Section 1.1        Definitions.  (a)  Section 1.1 of the Pooling and Servicing Agreement shall be amended by replacing the definition of “Merchant Fees” with the following:

“Merchant Fees” shall mean the fees paid with respect to the proprietary private label accounts, by Target stores, Marshall Field’s, Mervyn’s and other merchants, and with respect to the Target VISA accounts, by merchants accepting the Target VISA card, to Retailer’s National Bank, in its capacity as Credit Card Originator, in connection with obligor charges for goods and services.

(b)      Section 1.1 of the Pooling and Servicing Agreement shall be amended by adding the following definition thereto:

“Target VISA” shall mean a credit card originated by RNB, enhanced with VISA capabilities and having a Target brand name.

ARTICLE II

Section 2.1        Amendment of Section 2.4(a)(v).  Section 2.4(a)(v) of the Pooling and Servicing Agreement is hereby replaced in its entirety by the following:

“                                                                                                          (v)  this Agreement or, in the case of Supplemental Accounts, the related Assignment constitutes either a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in the Receivables and other Trust Assets conveyed to the Trust by the Transferor and all monies due or to become due with respect thereto and the proceeds thereof under this Agreement or a grant of a security interest (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, or, with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation, in each case except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).  This Agreement, or in the case of Supplemental Accounts, the related Assignment, creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Trust. Upon the filing of the financing statements pursuant to Section 2.1 and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority security interest in such property and proceeds (as defined in the UCC) except for Liens permitted under subsection 2.7(b);”

Section 2.2        Addition of Subsections 2.4(a)(x) and 2.4(a)(xi). The following subsections are hereby added to the end of Section 2.4(a) of the Pooling and Servicing Agreement:

“                                                                                                          (x)  the Receivables constitute “accounts” within the meaning of the UCC; and

                                                                                                                (xi)  other than the security interest granted to the Trust pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of the collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

The representations and warranties set forth herein shall survive the transfer and assignment of the respective Receivables to the Trust, and shall be continuing, and remain in full force and effect, until such time as all Investor Certificates have been finally and fully paid.”

Section 2.3        Amendment of Section 5(e) of Exhibit B.  Section 5(e) of Exhibit B to the Pooling and Servicing Agreement is hereby replaced in its entirety by the following:

“                                                                                                          (e)  this Assignment constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Transferor in and to the Receivables and other Trust Assets conveyed to the Trust by the Transferor and all monies due or to become due and all amounts received with respect thereto and the proceeds as defined in the UCC, and this Agreement constitutes the grant of a security interest (as defined in the UCC) in such property to the Trust, which, in the case of existing Receivables and the proceeds thereof, is enforceable upon execution and delivery of this Agreement, and which will be enforceable with respect to such Receivables hereafter and thereafter created and the proceeds thereof upon such creation.  This Assignment creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Trust. Upon the filing of the financing statements pursuant to Section 3 of this Assignment and, in the case of Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority security interest in such property and proceeds (as defined in the UCC) except for Liens permitted under Section 2.7(b) of the Agreement;”

Section 2.4        Addition of Sections 5(i) and 5(j) to Exhibit B.  The following subsections are hereby added to the end of Section 5 of Exhibit B to the Pooling and Servicing Agreement:

“                                                                                                          (i)  the Receivables constitute “accounts” within the meaning of the UCC; and

                                                                                                                (j)  other than the security interest granted to the Trust pursuant to this Assignment, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of the collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

The representations and warranties set forth herein shall survive the transfer and assignment of the respective Receivables to the Trust, and shall be continuing, and remain in full force and effect, until such time as all Investor Certificates have been finally and fully paid.”

Section 2.5        Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.6        Counterparts.  This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

TARGET RECEIVABLES CORPORATION,
as Transferor,

By:	/s/ Stephen C. Kowalke
Name: Stephen C. Kowalke
Title: Vice President and Treasurer

RETAILERS NATIONAL BANK,
as Servicer,

By:	/s/ Stephen C. Kowalke
Name: Stephen C. Kowalke
Title: Assistant Treasurer

WELLS FARGO BANK MINNESOTA,
NATIONAL ASSOCIATION,
as Trustee,

By:	/s/ S. Dignan
Name: S. Dignan
Title: Corporate Trust Officer